SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 13, 2006
Triad Automobile Receivables Trust 2006-C
(Issuing Entity with respect to Securities)
Triad Financial Special Purpose LLC
(Depositor with respect to Securities)
Triad Financial Corporation
(Sponsor with respect to Securities)

Delaware	333-132215	32-6050693

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification
Incorporation)	Number)	Number)

Mike L. Wilhelms
Triad Financial Special
Purpose LLC
7711 Center Avenue
Huntington Beach, California		92647

(Address of principal		(Zip Code)
executive offices)

Registrant’s Telephone Number, including area code: (714) 373-8300

No Change

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Incorporation of Certain Documents by Reference
     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 13, 2006; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2006 and for the three- and six-month periods ended June 30, 2006 and June 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2006 (which was filed with the Commission on August 9, 2006), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and March 31, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2006 (which was filed with the Commission on May 10, 2006), and the Current Reports on Form 8-K filed with the Commission on April 26, 2006, July 26, 2006, and July 26, 2006 (dated July 25, 2006) as they relate to Ambac Assurance Corporation, are hereby incorporated by reference into the registration statement and prospectus supplement and shall be deemed to be a part hereof.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit:
          23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC

By:	/s/ Mike L. Wilhelms
Name:	Mike L. Wilhelms
Title:	Chief Financial Officer
Dated: October 16, 2006

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.